SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 9, 2002

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 7. Financial Statements and Exhibits

(c)      Exhibits.
1.01	Terms Agreement dated as of September 4, 2002 relating to the offering and sale of $500,000,000 aggregate principal amount of the Company's 4.375% Notes due 2009.
4.01	Form of the 4.375% Notes due 2009

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.                        (Registrant)

Date: September 12, 2002
By:   S/ E. LISTON BISHOP III         E. Liston Bishop III Vice President and Deputy General Counsel

EXHIBIT INDEX
1.01	Terms Agreement dated as of September 4, 2002 relating to the offering and sale of $500,000,000 aggregate principal amount of the Company's 4.375% Notes due 2009.
4.01	Form of the 4.375% Notes due 2009